                                                       SECOND AMENDMENT TO
                                                 RECEIVABLES PURCHASE AGREEMENT


         THIS SECOND AMENDMENT (this "Amendment") dated as of July 12, 1999 is entered into among SEQUA RECEIVABLES CORP., a New
York corporation (the "Seller"), SEQUA CORPORATION, a Delaware corporation (the "Servicer"), LIBERTY STREET FUNDING
CORPORATION, a Delaware corporation (the "Issuer"), and THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York Agency ("BNS"), as administrator(in such capacity, together with its successors and assigns in such capacity, the "Administrator").


                                                                R E C I T A L S
                                                                ---------------

  1. The Seller, the Servicer, the Issuer and the
  Administrator are parties to that certain Receivables Purchase
  Agreement dated as of November 13, 1998, as amended by the First Amendment, dated as of May 28, 1999 (the "Agreement").

           2. The Seller, the Servicer, the Issuer and the Administrator desire to amend the Agreement as hereinafter set forth.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

           1.         Certain Defined Terms.  Capitalized terms which are
                      ---------------------
used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.

           2.         Amendments to Agreement.  The Agreement is hereby
                      -----------------------
amended as follows:

           2.1        Settlement Procedures. Clause (e) (ii) of the Section
                      ---------------------  ---------------
1.4 of the Agreement is amended in its entirety as follows:

                      "(ii) if on any day any of the representations or warranties in Section l(g), (m) or (t) of Exhibit III is not true with respect to any Pool Receivable, the Seller shall be deemed to have received on such day a Collection of such Pool
Receivable in full (Collections deemed to have been received pursuant to clause (i) and (ii) of this paragraph (e) are hereinafter sometimes referred to as "Deemed Collections");


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           2.2        Eligible Receivable. Paragraph (a) of the definition
                      ----------------------------------
of "Eligible Receivable" in Exhibit I to the Agreement is amended in its entirety as follows:

                        "(a) the obligor of which is (i) a United States
             resident; provided, however, if the Obligor of such Receivable is a resident of a jurisdiction other than the United States, the aggregate Outstanding Balance of all Pool Receivables of such Obligor that are Eligible Receivables shall not exceed 2% (other than Rolls Royce
             Plc or any Affiliate or Subsidiary thereof, which shall not exceed 8%; provided, however, if its short-term rating falls below "A-2" by Standard & Poor's or "P-2" by Moody's then such amount shall not exceed 2%) of the Net Receivables Pool Balance and when added to the aggregate Outstanding Balance of all other Eligible Receivables of Obligors that are not residents of the United States shall not exceed the lesser of (x) 30% of the Net Receivables Pool Balance or (y) 50% of the Capital at such time, (ii) not a government or a governmental subdivision, affiliate or agency; provided, however, if the Obligor of such Receivable is a government or a governmental subdivision, affiliate or agency, the aggregate Outstanding Balance of all Pool Receivables of such Obligor that are Eligible Receivables when added to the aggregate Outstanding
             Balance of all other Eligible Receivables of Obligors that are governments or governmental subdivisions, affiliates or agencies shall not exceed 10% of the Net Receivables Pool Balance at such time, (iii) not subject to any action of the type described in paragraph (f) of Exhibit V to the Agreement, (iv) not an Affiliate of Sequa or any Affiliate of Sequa, and (v) not Korean Airlines or any Affiliate of Korean Airlines."

             2.3      Excess Concentration.  The definition of "Excess
                      --------------------
Concentration" in Exhibit I to the Agreement is amended in its entirety as follows:

             " Excess Concentration" means the sum of the amounts by
               --------------------
which the Outstanding Balance of Eligible Receivables of each Obligor (together with the Outstanding Balance of Eligible
Receivables of each Affiliate of such Obligor) then in the Receivables Pool exceeds an amount equal to: (a) the Concentration Percentage or Special Concentration Percentage, as applicable, for such Obligor multiplied by (b) the Outstanding
Balance of all Eligible Receivables then in the Receivables
Pool."




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             2.4      Purchase Limit.  The definition of "Purchased Limit"
                      --------------
in Exhibit I to the Agreement is amended by deleting
"$90,000,000" and inserting in its place "$120,000,000."

             2.5      Representations and Warranties of the Seller. Section
                      --------------------------------------------
1 of Exhibit III to the Agreement is amended by adding the following new paragraph (t) thereto:

             "    (t)  Each Pool Receivable of an Obligor, which
is not a resident of the United States, is not (and shall not at any time be) subject to any currency controls imposed by any Governmental Authority under the laws of which such Obligor is organized or a political subdivision thereof, which currency controls restrict the ability of such Obligor to pay its obligations in connection with such Pool Receivable."

           3.         Representations and Warranties.  Each of the Seller
                      ------------------------------
and the Servicer hereby represents and warrants to the Administrator and the Issuer as follows:

                        (a)      Representations and Warranties.  The
                                 ------------------------------
             representations and warranties of such Person contained in
             Exhibit III to the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

                      (b)        Enforceability.  The execution and delivery by
                                 --------------
           such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.

                      (c)        Termination Event.  No Termination Event or
                                 -----------------
           Unmatured Termination Event has occurred and is continuing.

           4.         Effectiveness.  This Amendment shall become effective
                      -------------
as of the date hereof upon receipt by the Administrator of the following, each duly executed and dated as of the date hereof
(or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:



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                      (a)        counterparts of this Amendment (whether by
           facsimile or otherwise) executed by each of the parties hereto;

                      (b) a written statement from Moody's and Standard & Poor's that this Amendment will not result in a downgrade or withdrawal of the rating of the Notes; and

                      (c) such other documents and instruments as the Administrator may reasonably request.

           5.         Effect of Amendment.  Except as expressly amended and
                      -------------------
modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other
Transaction Document) to "the Receivables Purchase Agreement,"
"this Agreement," "hereof," "herein" or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment. This
Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

           6.         Counterparts.  This Amendment may be executed in any
                      ------------
number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

           7.         Governing Law.  This Amendment shall be governed by,
                      -------------
and construed in accordance with, the internal laws of the State of New York without reference to conflict of laws principles.

           8.         Section Headings.  The various headings of this
                      ----------------
Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this amendment or the Agreement or any provision hereof or thereof.